UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  May 14, 2003

VLPS Lighting Services International, Inc.
(Exact name of registrant as specified in its charter)

Delaware	0-23159	75-2239444
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8617 Ambassador Row, Suite 120, Dallas, Texas		75247
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number including area code: (214) 630-1963

NOT APPLICABLE
(Former name or former address, if changed since last report)

Item 7.                       Financial Statements, Pro Forma Financial Information and Exhibits.

c) Exhibits.

99.1	VLPS Lighting Services International, Inc. (the “Company”) press release announcing the Company’s financial results for the quarter ended March 31, 2003.

Item 9.        Regulation FD Disclosure.

                    Information Furnished Under Item 12 (Results of Operations and Financial Conditions).

The information contained in this Item 9 of this Form 8-K is being furnished pursuant to “Item 12. Results of Operations and Financial Condition” of Form 8-K in accordance with Securities and Exchange Commission (“SEC”) Release Nos. 33-8216 and 34-47583 and SEC Press Release No. 2003-41.

The information in this Form 8-K is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section.  The information in this Form 8-K shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

On May 14, 2003, the Company issued a press release announcing its financial results for the quarter ended March 31, 2003.  A copy of the press release is attached hereto as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VLPS LIGHTING SERVICES INTERNATIONAL, INC.

Date:	May 15, 2003	By:	/s/ JEROME L. TROJAN III
Jerome L. Trojan III
Vice President - Finance, Chief Financial Officer, Treasurer and Secretary (Principal Financial and Accounting Officer)